                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                  __________


                                   FORM 8-K


                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                DATE OF REPORT
                       (DATE OF EARLIEST EVENT REPORTED)
                                 MARCH 7, 2002

                          MUTUAL RISK MANAGEMENT LTD
              (EXACT NAME OR REGISTRANT SPECIFIED IN ITS CHARTER)

  STATE OR OTHER                   COMMISSION                     IRS EMPLOYER
   JURISDICTION                   FILE NUMBER:                   IDENTIFICATION
 OF INCORPORATION:                                                  NUMBER:

 BERMUDA                          1-10760                        NOT APPLICABLE


                               44 CHURCH STREET
                             HAMILTON HM12 BERMUDA
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                        REGISTRANT'S TELEPHONE NUMBER,
                     INCLUDING AREA CODE - (441) 295-5688
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                                       2

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

1. On March 7, 2002, Mutual Risk Management Ltd ("MRM") issued an announcement related to sale of Hemisphere Management Limited.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (b) Exhibits.

            99.1 Press Release dated March 7, 2002, related to sale of Hemisphere Management Limited.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 7, 2002                 MUTUAL RISK MANAGEMENT LTD.



                                  By: /s/ Angus Ayliffe
                                     -----------------------------
                                       Angus Ayliffe
                                       Principal Accounting Officer


                                 EXHIBIT INDEX


EXHIBIT
NO.       DESCRIPTION
-------   -----------

99.1 Press Release dated March 7, 2002, related to sale of Hemisphere Management Limited.